                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549


                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 18, 1995
                                                 -------------------------------

                            INTERTRANS CORPORATION
- --------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           Texas                       0-13081                        75-1605156
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION                   (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


125 E. John Carpenter Freeway, Suite 900, Irving, Texas                    75062
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 830-8888
                                                   -----------------------------


                                   no change
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On April 12, 1995, Intertrans Corporation (the "Registrant") entered into an amendment of the Agreement and Plan of Reorganization (the "Amendment") dated as of February 14, 1995, by and among Fritz Companies, Inc., a Delaware corporation ("Fritz"), Fritz Air Freight, a wholly owned subsidiary of Fritz ("Merger Sub"), and the Registrant (the "Plan of Reorganization") which provides for the merger (the "Merger") of Merger Sub with and into the Registrant. A copy of the Amendment is attached hereto as Exhibit 2.1. In the event the Merger is consummated, the Registrant will be held as a wholly owned subsidiary of Fritz.

        Under the terms of the Amendment, if the Average Fritz Trading Price (as defined below) is greater than $55.00, shareholders of the Registrant will receive 0.365 of a share of Fritz common stock for each share of common stock of the Registrant. The Amendment also provides that Fritz does not have the right to terminate the Merger if the Average Fritz Trading Price exceeds $55.00. Prior to adoption of the Amendment, the Plan of Reorganization provided that, in the event the Average Fritz Trading Price was greater than $55.00, Fritz had the right to accept an Exchange Ratio of 0.380 or terminate the Merger unless the Registrant agreed to accept an Exchange Ratio equal to $20.90 divided by the Average Fritz Trading Price.

         Pursuant to the Amendment, each outstanding share of the Registrant's common stock will be converted into the right to receive that fraction of a share of Fritz's common stock as is equal to the "Exchange Ratio," which shall be determined as follows:

         (i) if the Average Fritz Trading Price (as defined below) is at least equal to $46.15 but not greater than $47.37, the Exchange Ratio will equal the quotient of (A) $18.00 divided by (B) the Average Fritz Trading Price, calculated to the nearest one-one thousandth of a share;

         (ii) if the Average Fritz Trading Price is at least equal to $41.00 but less than or equal to $46.15, the Exchange Ratio will equal 0.390;

         (iii) if the Average Fritz Trading Price is greater than or equal to $47.37 but not greater than $55.00, the Exchange Ratio will equal 0.380;

         (iv) if the Average Fritz Trading Price is less than $41.00, the Registrant will have the right to terminate the Plan of Reorganization unless Fritz elects to increase the Exchange Ratio to a fraction equal to (A) $16.00 divided by (B) such Average Fritz Trading Price, calculated to the nearest one-one thousandth of a share; or

         (v) if the Average Fritz Trading Price is greater than $55.00, the Exchange Ratio will equal 0.365.




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         As used above, the term "Average Fritz Trading Price" means the arithmetic mean of each of the closing sale prices per share of Fritz's common stock on the Nasdaq National Market for each of the twenty (20) trading days ending on the fourth trading day immediately preceding the scheduled date of the first to occur of the shareholders' meetings of Fritz and the Registrant convened to approve the Merger and the issuance of shares in connection therewith.

         The Annual Meeting of Stockholders of Fritz and the Annual Meeting of Shareholders of the Registrant at which the Merger and related matters will be considered are scheduled to occur on May 30, 1995. The Merger is expected to close shortly thereafter.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(A)           FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

(B)           PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

(C)           EXHIBITS.

              EXHIBIT NO.         DESCRIPTION
              -----------         -----------
              2.1                 Amendment No. 1 to the Agreement and Plan of Reorganization dated as of April 12, 1995, by and among Fritz Companies, Inc., Fritz Air Freight and Intertrans Corporation.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERTRANS CORPORATION
                                           ----------------------
                                           (Registrant)



DATE:    April 18, 1995                    BY:  /s/ Sam N. Wilson
         --------------                       --------------------------------
                                                Sam N. Wilson
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Principal Executive Officer)



DATE:    April 18, 1995                    BY:  /s/ John R. Witt
         --------------                       --------------------------------
                                                John R. Witt
                                                Chief Financial Officer
                                                (Principal Financial Officer)

                             INTERTRANS CORPORATION

                                 EXHIBIT INDEX




    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
 2.1                 Amendment No. 1 to the Agreement and Plan of
                     Reorganization dated as of April 12, 1995, by and among
                     Fritz Companies, Inc., Fritz Air Freight and Intertrans
                     Corporation

